Exhibit 10.8

                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT, made and entered into as of this 13th day of October, 1998, by and between Immucor, Inc., a Georgia corporation with its executive offices at 3130 Gateway Drive, Norcross, Georgia 30091 (herein referred to as "Employer" or the "Company"), and Edward L. Gallup, residing at 80 Skyland Dr., Roswell, Georgia 30075 (herein referred to as "Employee").


                                   WITNESSETH

         WHEREAS, the parties hereto desire to enter into an agreement for Employer's employment of Employee on the terms and conditions hereinafter states.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereby agree as follows:

1.   Relationship Established

Employer hereby employs Employee as President and CEO of Employer to perform the services and duties normally and customarily associated with Employee's position, such duties as specified in the Employer's bylaws, and such other duties as may from time to time be specified by the Employer's Board of Directors. Employee will be retained in this position during the term of his employment under this Employment Agreement, and hereby agrees to perform such services and duties in this capacity.

2.   Extent of Services

Employee shall devote substantially all his business time, attention skill and efforts to the performance of his duties hereunder, and shall use his best efforts to promote the success of the Employer's business. Employer recognizes that Employee has agreed to employment at Employer's offices located in Norcross, Georgia. Should Employer's executive offices be relocated to, or if Employer otherwise shall require that Employee work at, a place greater than thirty (30) miles from Employee's principal residence noted in Section 13(b) hereof, then Employee shall have the right to terminate his employment hereunder and such termination shall be deemed to be a termination under Section 3(c) hereof for all purposes hereunder.

3.   Term of Employment

Employee's employment hereunder shall commence on October 13, 1998 (hereinafter called the "Effective Date," and shall continue for a period of five (5) years, unless sooner terminated by the first to occur of the following:

(a) The death or complete disability of Employee. "Complete disability", as used herein, shall mean the inability of Employee, due to illness, accident or any other physical or mental incapacity, to perform the services provided for hereunder for an aggregate of 12 months during the term hereof.

(b) The discharge of Employee by Employer for Cause. Employee's discharge shall be "for Cause" if due to any of the following:

     (i)      Employee's dishonesty,
     (ii)     An act of defalcation committed by Employee,
     (iii)    Employee's   continuing   inability   or  refusal  to  perform
                  reasonable duties assigned to him hereunder (unless such refusal occurs following the occurrence of a Change of Control, as defined herein) or
     (iv)     Employee's moral turpitude.

     Disability because of illness or accident or any other physical or mental disability shall not constitute a basis for discharge for Cause.

(c) The discharge of Employee by Employer without Cause (which shall be deemed to have occurred if Employee's employment hereunder terminates under
     Section 7 hereof).

(d) At Employee's request and with the express prior written consent of Employer.

(e) At Employee's election upon 120 days notice (or such lesser notice as Employer may accept), without the express prior written consent of Employer.

(f) At the end of the term of the Agreement, or any extension thereof, if the either the Employer or Employee gives 60 days notice to the other of non-renewal of the Agreement.

     If not sooner terminated under the provisions of Sections 3(a) through 3(f) above, the term of Employee's employment hereunder shall automatically renew for an additional period of five (5) years.

4.   Compensation

(a) Subject to the provisions of Section 4(e), Employer will pay to Employee as base compensation for the services to be performed by him hereunder the base compensation specified on Schedule A attached hereto. Schedule A may be amended from time to time upon the parties' revision and re-execution thereof, whereupon the amended Schedule A shall be attached hereto; provided, however, the amended Schedule A shall be effective upon such re-execution, whether or not it is attached hereto.

(b) The Employee may be entitled to additional bonus compensation as may be determined by the Board of Directors of Employer from time to time, any such determination to be final, binding, conclusive on Employee and all other persons.

(c) In the event Employee's employment shall terminate under Section 3(c) hereof, the Employee shall be paid an amount equal to the Average Annual Compensation payable to Employee under Schedule A for the remainder of the term of this Agreement in accordance with the payment schedule set forth on Schedule A, to be paid over the remainder of the term of this Agreement following termination. For purposes of this Section, "Average Annual Compensation" shall mean the Employee's annual base compensation payable to Employee under Schedule A in accordance with the payment schedule set forth on Schedule A together with his Average Bonus. "Average Bonus" shall mean the average bonus paid to employee over the last two years in which the Employee was eligible to receive a bonus or such lesser number of years in which Employee was eligible to receive a bonus.

(d) As long as Employee is employed hereunder, Employer, at its election, will either (a) supply to Employee an automobile of a type consistent with his duties and salary, and will pay the reasonable expenses of operating, maintaining the automobile and insuring the automobile and its driver, or
     (b) provide Employee an automobile allowance as specified on Schedule A attached hereto, and will pay the reasonable expenses of operating, maintaining the automobile and insuring the automobile and its driver. Schedule A may be amended from time to time upon the parties' revision and re-execution thereof whereupon the amended Schedule A shall be attached hereto; provided, however, the amended Schedule A shall be effective upon re-execution, whether or not it is attached hereto.

(e) In the event Employee's employment shall terminate under Section 3(a), 3(b), 3(d), 3(e) or 3(f) hereof, all of Employer's obligations to Employee hereunder will cease automatically and Employee shall only be entitled to compensation accrued through the date of termination.

5.   Expenses

Employee shall be entitled to receive reimbursement for, or payment directly by the Employer of, all reasonable expenses incurred by Employee at the request of the Employer in the performance of his duties under this Agreement, provided that Employee accounts therefor in writing and that such expenses are ordinary and necessary business expenses of the Employer within the meaning of Section 162 of the Internal Revenue Code of 1986 as amended.

6.   Insurance and Other Fringe Benefits

Employer will provide Employee with (a) health insurance, dental insurance, long-term disability insurance, paid vacations and other fringe benefits in the form and in dollar amounts substantially equivalent to the benefits provided to the Employer's other employees in a similar position and with similar responsibilities, and (b) life insurance for the benefit of the Employee and/or the Employer, as provided on Schedule B attached hereto. Schedule B may be amended from time to time upon the parties' revision and re-execution thereof, whereupon the amended Schedule B shall be attached hereto; provided, however, the amended Schedule B shall be effective upon such re-execution, whether or not it is attached hereto.

7. Termination of Employment Upon Sale or Change of Control of Employer's Business; Severance

(a) Notwithstanding anything to the contrary contained in this Agreement, either Employer or Employee may terminate Employee's employment hereunder if any of the following events occur:

     (i) Sale of Employer's Assets. The sale of all or substantially all of Employer's assets to a single purchaser or group of associated purchasers, whether in a single transaction or a series of related transactions.

     (ii) Sale of Employer's Shares. The sale, exchange, or other disposition, in one transaction, or in a series of related transactions, of twenty percent (20%) or more of Employer's outstanding shares of capital stock.

     (iii) Merger or Consolidation. The merger or consolidation of Employer in a transaction or series of transactions in which Employer's shareholders receive or retain less than fifty percent (50%) of the outstanding voting shares of the new or surviving corporation.

     (iv)         Other  Changes in  Control.  The  occurrence  of any change in
                  control  of  the  Employer   within  the  meaning  of  federal
                  securities law.

(b)  If, within 60 days after an event described in Sections  7(a)(i),  (a)(ii),
     (a)(iii) or (a)(iv) (a "Change of Control"), the Employee voluntarily terminates his employment with the Employer, or if within two years after a Change of Control Employer terminates Employee's employment (whether for Cause or without Cause) the Employer terminates Employee's employment, then Employer shall pay Employee (instead of the amount specified in Section 4(c), if any, but together with the amount specified in Section 7(d), if any) an amount equal to five times the Employee's Average Annual Compensation (as defined below), to be paid in a single payment at the time of termination. In consideration of such payment and his employment hereunder through the date of such termination, Employee agrees to remain bound by the provisions of this agreement which specifically relate to periods, activities or obligations upon or subsequent to the termination of Employee's employment.

(c) Upon a Change of Control, Employee's existing options under any Immucor Inc. (the "Company") option plan, including the Company's 1990 Stock Option Plan, the Company's 1995 Stock Option Plan, and the Company's 1998 Stock Option Plan, if any, shall immediately vest and become exercisable in full and shall remain exercisable for the full term stated in such option plan or in any stock option agreement between the Company and the Employee.

(d) If, within 60 days after a Change of Control, either the Employee voluntarily terminates his employment with the Employer or the Employer terminates Employee's employment other than for Cause, then Employer shall pay to Employee an outplacement assistance benefit for the purpose of assisting Employee with counseling, travel and other expenses related to finding new employment. Such amount shall be paid in cash in the amount specified on Schedule A attached hereto. Schedule A may be amended from time to time upon the parties' revision and re-execution thereof, whereupon the amended Schedule A shall be attached hereto; provided, however, the amended Schedule A shall be effective upon such re-execution, whether or not it is attached hereto.

(e) For purposes of this Section, "Average Annual Compensation" shall mean the Employee's annual base compensation payable to Employee under Schedule A in accordance with the payment schedule set forth on Schedule A together with his Average Bonus. "Average Bonus" shall mean the average of the bonuses paid to Employee over the last two years (or such lesser number of years in which Employee was eligible to receive a bonus) in which the Employee was eligible to receive a bonus.

(f) Certain Additional Payments by Employer. In the event that Employee becomes entitled to severance benefits or any other benefits or payments in connection with this Agreement, whether pursuant to the terms of this Agreement or otherwise (collectively, the "Total Benefits") and (ii) any of the Total Benefits will be subject to the excise tax imposed pursuant to
     Section 4999 of the Internal Revenue Code ("Excise Tax"), which tax may be imposed if the payments made to Employee are deemed to be "excess parachute payments" within the meaning of Section 280G of the Code, then Employer shall pay to Employee an additional amount (the "Gross-Up Payment") such that the net amount retained by Employee, after deduction of any Excise Tax on the Total Benefits and any federal, state and local income taxes, Excise Tax, and FICA and Medicare withholding taxes upon the payment provided for by this Section, will be equal to the Total Benefits so that Employee shall be, after payment of all taxes, in the same financial position as if no taxes under Section 4999 had been imposed upon him. For purposes of this Section, Employee will be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Excise Tax is (or would be) payable and state and local income taxes at the highest marginal rate of taxation in the state and locality of Employee's residence on the Date of Termination, net of the reduction in federal income taxes that could be obtained from deduction of such state and local taxes (calculated by assuming that any reduction under Section 68 of the Internal Revenue Code in the amount of itemized deductions allowable to Employee applies first to reduce the amount of such state and local income taxes that would otherwise be deductible by Employee).

8. Employer shall promptly reimburse Employee for any and all legal fees and expenses incurred by him as a result of a termination of employment described in Section 7(b), including without limitation all fees and expenses incurred to enforce the provisions of this Agreement.

9.   Prohibited Practices.

During the term of Employee's employment hereunder, for a period of two years after such employment is terminated for any reason, in consideration of the compensation being paid to Employee hereunder, Employee shall:

(a) not solicit business from anyone who is or becomes an active or prospective customer of Employer or its affiliates and with whom the Employee had dealt with or had material contact during his term of employment under this Agreement.

(b) not solicit for employment or hire any employee of Employer or its affiliates that the Employee had contact with during his term of employment under this Agreement.

10.      Non-Disclosure.

a. Protection of Trade Secrets. Employee acknowledges that during the course of his or her employment, Employee will have significant access to, and involvement with, the Company's Trade Secrets and Confidential Information. Employee agrees to maintain in strict confidence and, except as necessary to perform his or her duties for the Company, Employee agrees not to use or disclose any Trade Secrets of the Company during or after his or her employment. Employee agrees that the provisions of this subsection shall be deemed sufficient to protect Trade Secrets of third parties provided to the Company under an obligation of secrecy. As provided by Georgia statutes, "Trade Secret" shall mean any information (including, but not limited to, technical or non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, or a list of actual or potential customers) that: (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

b. Protection of Other Confidential Information. In addition, Employee agrees to maintain in strict confidence and, except as necessary to perform his or her duties for the Company, not to use or disclose any Confidential Information of the Company during his or her employment and for a period of 12 months following termination of Employee's employment. "Confidential Information" shall mean any internal, non-public information (other than Trade Secrets already addressed above) concerning (without limitation) the Company's financial position and results of operations (including revenues, assets, net income, etc.); annual and long-range business plans; product or service plans; marketing plans and methods; training, educational and administrative manuals; supplier information and purchase histories; customers or clients; personnel and salary information; and employee lists. Employee agrees that the provisions of this subsection shall be deemed sufficient to protect Confidential Information of third parties provided to the Company under an obligation of secrecy.

c. Rights to Work Product. Except as expressly provided in this Agreement, the Company alone shall be entitled to all benefits, profits and results arising from or incidental to Employee's performance of his or her job duties to the Company. To the greatest extent possible, any work product, property, data, invention, "know-how", documentation or information or materials prepared, conceived, discovered, developed or created by Employee in connection with performing his or her employment responsibilities during Employee's employment with the Company shall be deemed to be "work made for hire" as defined in the Copyright Act, 17 U.S.C.A. ss. 101 et seq., as amended, and owned exclusively and perpetually by the Company. Employee hereby unconditionally and irrevocably transfers and assigns to the Company all intellectual property or other rights, title and interest Employee may currently have (or in the future may have) by operation of law or otherwise in or to any work product. Employee agrees to execute and deliver to the Company any transfers, assignments, documents or other instruments which the Company may deem necessary or appropriate to vest complete and perpetual title and ownership of any work product and all associated rights exclusively in the Company. The Company shall have the right to adapt, change, revise, delete from, add to and/or rearrange the work product or any part thereof written or created by Employee, and to combine the same with other works to any extent, and to change or substitute the title thereof, and in this connection Employee hereby waives the "moral rights" of authors as that term is commonly understood throughout the world including, without limitation, any similar rights or principles of law which Employee may now or later have by virtue of the law of any locality, state, nation, treaty, convention or other source. Unless otherwise specifically agreed, Employee shall not be entitled to any additional compensation, beyond his or her salary, for any exercise by the Company of its rights set forth in the preceding sentence.

d. Return of Materials. Employee shall surrender to the Company, promptly upon its request and in any event upon termination of Employee's employment, all media, documents, notebooks, computer programs, handbooks, data files, models, samples, price lists, drawings, customer lists, prospect data, or other material of any nature whatsoever (in tangible or electronic form) in the Employee's possession or control, including all copies thereof, relating to the Company, its business, or its customers. Upon the request of the Company, employee shall certify in writing compliance with the foregoing requirement.

11.  Severability.

It is the intention of the parties that if any of the restrictions or covenants contained herein is held to cover a geographic area or to be for a length of time or to apply to business activities which is not permitted by applicable law, or in any way construed to be too broad or to any extent invalid, such provision shall not be construed to be null, void and of no effect, but to the extent such provision would be valid or enforceable under applicable law, a court of competent jurisdiction shall construe and interpret or reform this Section to provide for a covenant having the maximum enforceable geographic area, time period and any other provisions (not greater than those contained herein) as shall be valid and as shall be valid and enforceable under such applicable law.

If any provision contained in this Section shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Section, but this Section shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

12.  Waiver of Provisions

Failure of either party to insist, in one or more instances, on performance by the other in strict accordance with the terms and conditions of this Agreement shall not be deemed a waiver or relinquishment of any right granted hereunder or of the future performance of any such term or condition or of any other term of condition of this Agreement, unless such waiver's contained in a writing signed by the party against whom the waiver or relinquishment is sought to be enforced.

13.  Notices

Any notice or other communication to a party required or permitted hereunder shall be in a writing and shall be deemed sufficiently given when received by the party (regardless of the method of delivery), or if sent by registered or certified mail, postage and fees prepaid, addressed to the party as follows, on the third business day after mailing:

(a)  If to Employer: 3130 Gateway Drive Norcross, GA 30091

(b)  If to Employee: 80 Skyland Drive Roswell, GA 30075

or in each case to such other address as the party may time to time designate in writing to the other party.

14.  Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia.

15.  Enforcement.

In the event of any breach or threatened breach by Employee of any covenant contained in Sections 9 or 10 hereof, the resulting injuries to the Company would be difficult or impossible to estimate accurately, even though irreparable injury or damages would certainly result. Accordingly, an award of legal damages, if without other relief, would be inadequate to protect the Company. Employee, therefore, agrees that in the event of any such breach, the Company shall be entitled to obtain from a court of competent jurisdiction an injunction to restrain the breach or anticipated breach of any such covenant, and to obtain any other available legal, equitable, statutory, or contractual relief. Should the Company have cause to seek such relief, no bond shall be required from the Company, and Employee shall pay all attorney's fees and court costs which the Company may incur to the extent the Company prevails in its enforcement action.

16.  Entire Agreement; Modification and Amendment

This Agreement contains the sole and entire agreement between the parties and supersedes all prior discussions and agreements between the parties with respect to the matters addressed herein, and any such prior agreement shall, from and after the date hereof, be null and void. This Agreement and the attached Schedules shall not be modified or amended except by an instrument in writing signed by the parties hereto.

17.  Parties Benefited.

This Agreement shall insure to the benefit of, and be binding upon, Employee, his heirs, executors and administrators, and Employer, its subsidiaries, affiliates, and successors.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first mentioned above.


         IMMUCOR, INC.                               EMPLOYEE



         By:      /s/ Steven C. Ramsey               By: /s/ Edward L. Gallup
                  Steven C. Ramsey, Secretary

                                   SCHEDULE A


EMPLOYMENT AGREEMENT DATED OCTOBER 13, 1998 BY AND BETWEEN IMMUCOR, INC. AND EDWARD L. GALLUP.

Base compensation: $211,219.00 a year payable in 26 installments every two weeks.

Outplacement Assistance Benefit: $30,000.00.


Automobile Allowance:  $9,600.00 a year payable in 12 monthly installments.



Immucor, Inc.                               Employee



By: /s/ Steven C. Ramsey                  By: /s/ Edward L. Gallup
        Steven C. Ramsey, Secretary


Date:   October 13, 1998                  Date:  October 13, 1998



(This Schedule A supersedes and replaces any Schedule A previously executed by the parties hereto.)

                                   SCHEDULE B


EMPLOYMENT AGREEMENT DATED OCTOBER 13, 1998 BY AND BETWEEN IMMUCOR, INC. AND EDWARD L. GALLUP

Life Insurance for the Benefit of Employer:  N/A

Insured:

Face Amount: $

Owner of Policy:  Employer

Policy Number:

Insurance Company:

Life Insurance for the Benefit of Employee:

Insured:  Edward L. Gallup

Face Amount:  $Variable

Owner of Policy:  Edward L. Gallup

Policy Number: 2,356,486

Insurance Company: Phoenix Home Life Mutual Insurance Company


Immucor, Inc.                               Employee



By: /s/ Steven C. Ramsey                  By: /s/ Edward L. Gallup
        Steven C. Ramsey, Secretary


Date:   October 13, 1998                  Date:  October 13, 1998

(This Schedule B supersedes and replaces any Schedule B previously executed by the parties hereto.)

Exhibit 10.9

                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT, made and entered into as of this 13th day of October, 1998, by and between Immucor, Inc., a Georgia corporation with its executive offices at 3130 Gateway Drive, Norcross, Georgia 30091 (herein referred to as "Employer" or the "Company"), and Ralph A. Eatz, residing at 1350 Treebrook Court, Roswell, Georgia 30075 (herein referred to as "Employee").


                                   WITNESSETH

         WHEREAS, the parties hereto desire to enter into an agreement for Employer's employment of Employee on the terms and conditions hereinafter states.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereby agree as follows:

1.       Relationship Established

Employer hereby employs Employee as Senior Vice President, Operations of Employer to perform the services and duties normally and customarily associated with Employee's position, such duties as specified in the Employer's bylaws, and such other duties as may from time to time be specified by the Employer's Board of Directors. Employee will be retained in this position during the term of his employment under this Employment Agreement, and hereby agrees to perform such services and duties in this capacity.

2.       Extent of Services

Employee shall devote substantially all his business time, attention skill and efforts to the performance of his duties hereunder, and shall use his best efforts to promote the success of the Employer's business. Employer recognizes that Employee has agreed to employment at Employer's offices located in Norcross, Georgia. Should Employer's executive offices be relocated to, or if Employer otherwise shall require that Employee work at, a place greater than thirty (30) miles from Employee's principal residence noted in Section 13(b) hereof, then Employee shall have the right to terminate his employment hereunder and such termination shall be deemed to be a termination under Section 3(c) hereof for all purposes hereunder.

3.       Term of Employment

Employee's employment hereunder shall commence on October 13, 1998 (hereinafter called the "Effective Date," and shall continue for a period of five (5) years, unless sooner terminated by the first to occur of the following:

(a) The death or complete disability of Employee. "Complete disability", as used herein, shall mean the inability of Employee, due to illness, accident or any other physical or mental incapacity, to perform the services provided for hereunder for an aggregate of 12 months during the term hereof.

(b) The discharge of Employee by Employer for Cause. Employee's discharge shall be "for Cause" if due to any of the following:

     (i)      Employee's dishonesty,
     (ii)     An act of defalcation committed by Employee,
     (iii)    Employee's   continuing   inability   or  refusal  to  perform
                  reasonable duties assigned to him hereunder (unless such refusal occurs following the occurrence of a Change of Control, as defined herein) or
     (iv)     Employee's moral turpitude.

     Disability because of illness or accident or any other physical or mental disability shall not constitute a basis for discharge for Cause.

(c) The discharge of Employee by Employer without Cause (which shall be deemed to have occurred if Employee's employment hereunder terminates under
     Section 7 hereof).

(d) At Employee's request and with the express prior written consent of Employer.

(e) At Employee's election upon 120 days notice (or such lesser notice as Employer may accept), without the express prior written consent of Employer.

(f) At the end of the term of the Agreement, or any extension thereof, if the either the Employer or Employee gives 60 days notice to the other of non-renewal of the Agreement.

     If not sooner terminated under the provisions of Sections 3(a) through 3(f) above, the term of Employee's employment hereunder shall automatically renew for an additional period of five (5) years.

4.       Compensation

(a) Subject to the provisions of Section 4(e), Employer will pay to Employee as base compensation for the services to be performed by him hereunder the base compensation specified on Schedule A attached hereto. Schedule A may be amended from time to time upon the parties' revision and re-execution thereof, whereupon the amended Schedule A shall be attached hereto; provided, however, the amended Schedule A shall be effective upon such re-execution, whether or not it is attached hereto.

(b) The Employee may be entitled to additional bonus compensation as may be determined by the Board of Directors of Employer from time to time, any such determination to be final, binding, conclusive on Employee and all other persons.

(c) In the event Employee's employment shall terminate under Section 3(c) hereof, the Employee shall be paid an amount equal to the Average Annual Compensation payable to Employee under Schedule A for the remainder of the term of this Agreement in accordance with the payment schedule set forth on Schedule A, to be paid over the remainder of the term of this Agreement following termination. For purposes of this Section, "Average Annual Compensation" shall mean the Employee's annual base compensation payable to Employee under Schedule A in accordance with the payment schedule set forth on Schedule A together with his Average Bonus. "Average Bonus" shall mean the average bonus paid to employee over the last two years in which the Employee was eligible to receive a bonus or such lesser number of years in which Employee was eligible to receive a bonus.

(d) As long as Employee is employed hereunder, Employer, at its election, will either (a) supply to Employee an automobile of a type consistent with his duties and salary, and will pay the reasonable expenses of operating, maintaining the automobile and insuring the automobile and its driver, or
     (b) provide Employee an automobile allowance as specified on Schedule A attached hereto, and will pay the reasonable expenses of operating, maintaining the automobile and insuring the automobile and its driver. Schedule A may be amended from time to time upon the parties' revision and re-execution thereof whereupon the amended Schedule A shall be attached hereto; provided, however, the amended Schedule A shall be effective upon re-execution, whether or not it is attached hereto.

(e) In the event Employee's employment shall terminate under Section 3(a), 3(b), 3(d), 3(e) or 3(f) hereof, all of Employer's obligations to Employee hereunder will cease automatically and Employee shall only be entitled to compensation accrued through the date of termination.

5.       Expenses

Employee shall be entitled to receive reimbursement for, or payment directly by the Employer of, all reasonable expenses incurred by Employee at the request of the Employer in the performance of his duties under this Agreement, provided that Employee accounts therefor in writing and that such expenses are ordinary and necessary business expenses of the Employer within the meaning of Section 162 of the Internal Revenue Code of 1986 as amended.

6.       Insurance and Other Fringe Benefits

Employer will provide Employee with (a) health insurance, dental insurance, long-term disability insurance, paid vacations and other fringe benefits in the form and in dollar amounts substantially equivalent to the benefits provided to the Employer's other employees in a similar position and with similar responsibilities, and (b) life insurance for the benefit of the Employee and/or the Employer, as provided on Schedule B attached hereto. Schedule B may be amended from time to time upon the parties' revision and re-execution thereof, whereupon the amended Schedule B shall be attached hereto; provided, however, the amended Schedule B shall be effective upon such re-execution, whether or not it is attached hereto.

7. Termination of Employment Upon Sale or Change of Control of Employer's Business; Severance

(a) Notwithstanding anything to the contrary contained in this Agreement, either Employer or Employee may terminate Employee's employment hereunder if any of the following events occur:

     (i) Sale of Employer's Assets. The sale of all or substantially all of Employer's assets to a single purchaser or group of associated purchasers, whether in a single transaction or a series of related transactions.

     (ii) Sale of Employer's Shares. The sale, exchange, or other disposition, in one transaction, or in a series of related transactions, of twenty percent (20%) or more of Employer's outstanding shares of capital stock.

     (iii) Merger or Consolidation. The merger or consolidation of Employer in a transaction or series of transactions in which Employer's shareholders receive or retain less than fifty percent (50%) of the outstanding voting shares of the new or surviving corporation.

     (iv)         Other  Changes in  Control.  The  occurrence  of any change in
                  control  of  the  Employer   within  the  meaning  of  federal
                  securities law.

(b)  If, within 60 days after an event described in Sections  7(a)(i),  (a)(ii),
     (a)(iii) or (a)(iv) (a "Change of Control"), the Employee voluntarily terminates his employment with the Employer, or if within two years after a Change of Control Employer terminates Employee's employment (whether for Cause or without Cause) the Employer terminates Employee's employment, then Employer shall pay Employee (instead of the amount specified in Section 4(c), if any, but together with the amount specified in Section 7(d), if any) an amount equal to five times the Employee's Average Annual Compensation (as defined below), to be paid in a single payment at the time of termination. In consideration of such payment and his employment hereunder through the date of such termination, Employee agrees to remain bound by the provisions of this agreement which specifically relate to periods, activities or obligations upon or subsequent to the termination of Employee's employment.

(c) Upon a Change of Control, Employee's existing options under any Immucor Inc. (the "Company") option plan, including the Company's 1990 Stock Option Plan, the Company's 1995 Stock Option Plan, and the Company's 1998 Stock Option Plan, if any, shall immediately vest and become exercisable in full and shall remain exercisable for the full term stated in such option plan or in any stock option agreement between the Company and the Employee.

(d) If, within 60 days after a Change of Control, either the Employee voluntarily terminates his employment with the Employer or the Employer terminates Employee's employment other than for Cause, then Employer shall pay to Employee an outplacement assistance benefit for the purpose of assisting Employee with counseling, travel and other expenses related to finding new employment. Such amount shall be paid in cash in the amount specified on Schedule A attached hereto. Schedule A may be amended from time to time upon the parties' revision and re-execution thereof, whereupon the amended Schedule A shall be attached hereto; provided, however, the amended Schedule A shall be effective upon such re-execution, whether or not it is attached hereto.

(e) For purposes of this Section, "Average Annual Compensation" shall mean the Employee's annual base compensation payable to Employee under Schedule A in accordance with the payment schedule set forth on Schedule A together with his Average Bonus. "Average Bonus" shall mean the average of the bonuses paid to Employee over the last two years (or such lesser number of years in which Employee was eligible to receive a bonus) in which the Employee was eligible to receive a bonus.

(f) Certain Additional Payments by Employer. In the event that Employee becomes entitled to severance benefits or any other benefits or payments in connection with this Agreement, whether pursuant to the terms of this Agreement or otherwise (collectively, the "Total Benefits") and (ii) any of the Total Benefits will be subject to the excise tax imposed pursuant to
     Section 4999 of the Internal Revenue Code ("Excise Tax"), which tax may be imposed if the payments made to Employee are deemed to be "excess parachute payments" within the meaning of Section 280G of the Code, then Employer shall pay to Employee an additional amount (the "Gross-Up Payment") such that the net amount retained by Employee, after deduction of any Excise Tax on the Total Benefits and any federal, state and local income taxes, Excise Tax, and FICA and Medicare withholding taxes upon the payment provided for by this Section, will be equal to the Total Benefits so that Employee shall be, after payment of all taxes, in the same financial position as if no taxes under Section 4999 had been imposed upon him. For purposes of this Section, Employee will be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Excise Tax is (or would be) payable and state and local income taxes at the highest marginal rate of taxation in the state and locality of Employee's residence on the Date of Termination, net of the reduction in federal income taxes that could be obtained from deduction of such state and local taxes (calculated by assuming that any reduction under Section 68 of the Internal Revenue Code in the amount of itemized deductions allowable to Employee applies first to reduce the amount of such state and local income taxes that would otherwise be deductible by Employee).

8. Employer shall promptly reimburse Employee for any and all legal fees and expenses incurred by him as a result of a termination of employment described in Section 7(b), including without limitation all fees and expenses incurred to enforce the provisions of this Agreement.

9.       Prohibited Practices.

During the term of Employee's employment hereunder, for a period of two years after such employment is terminated for any reason, in consideration of the compensation being paid to Employee hereunder, Employee shall:

(a) not solicit business from anyone who is or becomes an active or prospective customer of Employer or its affiliates and with whom the Employee had dealt with or had material contact during his term of employment under this Agreement.

(b) not solicit for employment or hire any employee of Employer or its affiliates that the Employee had contact with during his term of employment under this Agreement.

10.      Non-Disclosure.

a. Protection of Trade Secrets. Employee acknowledges that during the course of his or her employment, Employee will have significant access to, and involvement with, the Company's Trade Secrets and Confidential Information. Employee agrees to maintain in strict confidence and, except as necessary to perform his or her duties for the Company, Employee agrees not to use or disclose any Trade Secrets of the Company during or after his or her employment. Employee agrees that the provisions of this subsection shall be deemed sufficient to protect Trade Secrets of third parties provided to the Company under an obligation of secrecy. As provided by Georgia statutes, "Trade Secret" shall mean any information (including, but not limited to, technical or non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, or a list of actual or potential customers) that: (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

b. Protection of Other Confidential Information. In addition, Employee agrees to maintain in strict confidence and, except as necessary to perform his or her duties for the Company, not to use or disclose any Confidential Information of the Company during his or her employment and for a period of 12 months following termination of Employee's employment. "Confidential Information" shall mean any internal, non-public information (other than Trade Secrets already addressed above) concerning (without limitation) the Company's financial position and results of operations (including revenues, assets, net income, etc.); annual and long-range business plans; product or service plans; marketing plans and methods; training, educational and administrative manuals; supplier information and purchase histories; customers or clients; personnel and salary information; and employee lists. Employee agrees that the provisions of this subsection shall be deemed sufficient to protect Confidential Information of third parties provided to the Company under an obligation of secrecy.

c. Rights to Work Product. Except as expressly provided in this Agreement, the Company alone shall be entitled to all benefits, profits and results arising from or incidental to Employee's performance of his or her job duties to the Company. To the greatest extent possible, any work product, property, data, invention, "know-how", documentation or information or materials prepared, conceived, discovered, developed or created by Employee in connection with performing his or her employment responsibilities during Employee's employment with the Company shall be deemed to be "work made for hire" as defined in the Copyright Act, 17 U.S.C.A. ss. 101 et seq., as amended, and owned exclusively and perpetually by the Company. Employee hereby unconditionally and irrevocably transfers and assigns to the Company all intellectual property or other rights, title and interest Employee may currently have (or in the future may have) by operation of law or otherwise in or to any work product. Employee agrees to execute and deliver to the Company any transfers, assignments, documents or other instruments which the Company may deem necessary or appropriate to vest complete and perpetual title and ownership of any work product and all associated rights exclusively in the Company. The Company shall have the right to adapt, change, revise, delete from, add to and/or rearrange the work product or any part thereof written or created by Employee, and to combine the same with other works to any extent, and to change or substitute the title thereof, and in this connection Employee hereby waives the "moral rights" of authors as that term is commonly understood throughout the world including, without limitation, any similar rights or principles of law which Employee may now or later have by virtue of the law of any locality, state, nation, treaty, convention or other source. Unless otherwise specifically agreed, Employee shall not be entitled to any additional compensation, beyond his or her salary, for any exercise by the Company of its rights set forth in the preceding sentence.

d. Return of Materials. Employee shall surrender to the Company, promptly upon its request and in any event upon termination of Employee's employment, all media, documents, notebooks, computer programs, handbooks, data files, models, samples, price lists, drawings, customer lists, prospect data, or other material of any nature whatsoever (in tangible or electronic form) in the Employee's possession or control, including all copies thereof, relating to the Company, its business, or its customers. Upon the request of the Company, employee shall certify in writing compliance with the foregoing requirement.

11.      Severability.

It is the intention of the parties that if any of the restrictions or covenants contained herein is held to cover a geographic area or to be for a length of time or to apply to business activities which is not permitted by applicable law, or in any way construed to be too broad or to any extent invalid, such provision shall not be construed to be null, void and of no effect, but to the extent such provision would be valid or enforceable under applicable law, a court of competent jurisdiction shall construe and interpret or reform this Section to provide for a covenant having the maximum enforceable geographic area, time period and any other provisions (not greater than those contained herein) as shall be valid and as shall be valid and enforceable under such applicable law.

If any provision contained in this Section shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Section, but this Section shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

12.      Waiver of Provisions

Failure of either party to insist, in one or more instances, on performance by the other in strict accordance with the terms and conditions of this Agreement shall not be deemed a waiver or relinquishment of any right granted hereunder or of the future performance of any such term or condition or of any other term of condition of this Agreement, unless such waiver's contained in a writing signed by the party against whom the waiver or relinquishment is sought to be enforced.

13.      Notices

Any notice or other communication to a party required or permitted hereunder shall be in a writing and shall be deemed sufficiently given when received by the party (regardless of the method of delivery), or if sent by registered or certified mail, postage and fees prepaid, addressed to the party as follows, on the third business day after mailing:

(a)  If to Employer: 3130 Gateway Drive Norcross, GA 30091

(b)  If to Employee: 1350 Treebrook Court Roswell, Ga. 30075

or in each case to such other address as the party may time to time designate in writing to the other party.

14.      Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia.

15.      Enforcement.

In the event of any breach or threatened breach by Employee of any covenant contained in Sections 9 or 10 hereof, the resulting injuries to the Company would be difficult or impossible to estimate accurately, even though irreparable injury or damages would certainly result. Accordingly, an award of legal damages, if without other relief, would be inadequate to protect the Company. Employee, therefore, agrees that in the event of any such breach, the Company shall be entitled to obtain from a court of competent jurisdiction an injunction to restrain the breach or anticipated breach of any such covenant, and to obtain any other available legal, equitable, statutory, or contractual relief. Should the Company have cause to seek such relief, no bond shall be required from the Company, and Employee shall pay all attorney's fees and court costs which the Company may incur to the extent the Company prevails in its enforcement action.

16.      Entire Agreement; Modification and Amendment

This Agreement contains the sole and entire agreement between the parties and supersedes all prior discussions and agreements between the parties with respect to the matters addressed herein, and any such prior agreement shall, from and after the date hereof, be null and void. This Agreement and the attached Schedules shall not be modified or amended except by an instrument in writing signed by the parties hereto.

17.      Parties Benefited.

This Agreement shall insure to the benefit of, and be binding upon, Employee, his heirs, executors and administrators, and Employer, its subsidiaries, affiliates, and successors.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first mentioned above.


         IMMUCOR, INC.                               EMPLOYEE



         By:      /s/ Edward L. Gallup               By: /s/  Ralph A. Eatz
                  Edward L. Gallup, President

                                   SCHEDULE A


EMPLOYMENT AGREEMENT DATED OCTOBER 13, 1998 BY AND BETWEEN IMMUCOR, INC. AND RALPH A. EATZ.


Base compensation: $205,041.00 a year payable in 26 installments every two weeks.

Outplacement Assistance Benefit: $30,000.00.


Automobile Allowance:  $9,600.00 a year payable in 12 monthly installments.



Immucor, Inc.                                         Employee



By: /s/ Edward L. Gallup                    By:      /s/  Ralph A. Eatz
         Edward L. Gallup, President


Date:  October 13, 1998                     Date:    October 13, 1998



(This Schedule A supersedes and replaces any Schedule A previously executed by the parties hereto.)

                                   SCHEDULE B


EMPLOYMENT AGREEMENT DATED OCTOBER 13, 1998 BY AND BETWEEN IMMUCOR, INC. AND RALPH A. EATZ.


Life Insurance for the Benefit of Employer:

Insured:

Face Amount:  $

Owner of Policy:  Employer

Policy Number:

Insurance Company:

Life Insurance for the Benefit of Employee:

Insured: Ralph A. Eatz

Face Amount:  $1,158,724.59

Owner of Policy:  Employee

Policy Number: 2,356,487

Insurance Company: Phoenix Home Life Mutual Insurance Company


Immucor, Inc.                                                 Employee



By: /s/ Edward L. Gallup                    By:      /s/  Ralph A. Eatz
         Edward L. Gallup, President


Date:  October 13, 1998                     Date:    October 13, 1998


(This Schedule B supersedes and replaces any Schedule B previously executed by the parties hereto.)

Exhibit 10.13

                               SEVERANCE AGREEMENT


         THIS AGREEMENT, made and entered into as of this 13th day of October, 1998, by and between Immucor, Inc., a Georgia corporation with its executive offices at 3130 Gateway Drive, Norcross, Georgia 30091 (herein referred to as the "Company"), and Dr. Giochchino De Chirico, currently residing at Residenza Aceri 332 Basiglio Milano3 Italy (herein referred to as "Executive").

                                   WITNESSETH


         WHEREAS, the Company's subsidiary Immucor Italia, S.r.l. (the "Italian Subsidiary") and Executive are party to that certain Managing Director Agreement entered into as of December 31, 1993 (the "Managing Director Agreement") and that certain Private Agreement entered into as of December 31, 1993 (the "Private Agreement"); and

         WHEREAS,   the   Company's   subsidiary   Immucor   GmbH  (the  "German
Subsidiary") and Executive are party to that certain Consulting Agreement entered into as of December 31, 1993 (the "Consulting Agreement"); and

         WHEREAS, the Company and Executive are party to that certain Consulting Agreement entered into as of April 1, 1997 (the "Consulting Agreement"); and

         WHEREAS, the Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its shareholders for the Company to agree to provide benefits under the circumstances described below to Executive and other executives who are responsible for the policy-making functions of the Company and the overall viability of the Company's business; and

         WHEREAS, the Board recognizes that the possibility of a change of control of the Company is unsettling to such executives and wishes to make arrangements at this time to assure their continuing dedication to their duties to the Company and its subsidiaries and shareholders notwithstanding attempts by outside parties to gain control of the Company; and

         WHEREAS, the Board believes it important, since the Company may receive proposals from such outside parties, to enable such executives, without being distracted by the uncertainties of their own employment situations, to perform their regular duties and where appropriate to assess such proposals and advise the Board as to the best interest of the Company and it shareholders and to take such other action as the Board determines to be appropriate; and

         WHEREAS, the Board also wishes to demonstrate to the Executive that the Company is concerned with their welfare and intends to assure that loyal executives are treated fairly.

         WHEREAS, the parties intend to supplement the Managing Director Agreement, the Private Agreement, and the Consulting Agreement with this Severance Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereby agree as follows:

1. Sale or Change of Control of the Company's Business. The following events shall be deemed a "Change of Control":

a. Sale of the Company's Assets. The sale of all or substantially all of the Company's assets to a single purchaser or group of associated purchasers, whether in a single transaction or a series of related transactions.

b. Sale of the Company's Shares. The sale, exchange, or other disposition, in one transaction, or in a series of related transactions, of twenty percent (20%) or more of the Company's outstanding shares of capital stock.

c. Merger or Consolidation. The merger or consolidation of the Company in a transaction or series of transactions in which the Company's shareholders receive or retain less than fifty percent (50%) of the outstanding voting shares of the new or surviving corporation.

d. Other Changes in Control. The occurrence of any change in control of the Company within the meaning of United States federal securities law.

2. Severance.

a. If, within 60 days after a Change of Control the Executive voluntarily terminates his engagement with the Company or the Company's subsidiaries under any of the Managing Director Agreement, the Private Agreement, or the Consulting Agreement, or if within two years after a Change of Control any of the Company's subsidiaries terminates Executive's engagement under the Managing Director Agreement, the Private Agreement, and the Consulting Agreement other than for Cause as Cause is defined in such agreements, then Executive shall be entitled to an amount equal to five times the Employee's Average Annual Compensation (as defined below), to be paid in a single payment at the time of termination. In consideration of such payment, Executive agrees to remain bound by the provisions of this agreement and the Managing Director Agreement, the Private Agreement, and the Consulting Agreement which specifically relate to periods, activities or obligations upon or subsequent to the termination of the Managing Director Agreement, the Private Agreement, and the Consulting Agreement.

b. Upon a Change of Control, Executive's existing options under the Company's 1990 Stock Option Plan, the Company's 1995 Stock Option Plan, and the Company's 1998 Stock Option Plan, if any, shall immediately vest and become exercisable in full and shall remain exercisable for the full term stated in such option plan or in any stock option agreement between the Immucor Inc. and the Executive.

c. The Company shall promptly reimburse Executive for any and all legal fees and expenses incurred by him to enforce the provisions of this Agreement.

d. If, within 60 days after a Change of Control, either the Employee voluntarily terminates his employment with the Employer or the Employer terminates Employee's employment other than for Cause, then Employer shall pay to Employee an outplacement assistance benefit of $30,000 for the purpose of assisting Employee with counseling, travel and other expenses related to finding new employment. Such amount shall be paid in cash at the time of termination.

e. For purposes of this Section, "Average Annual Compensation" shall mean the Employee's then current annual base compensation payable to Employee together with his Average Bonus. "Average Bonus" shall mean the average of the bonuses paid to Employee over the last two years (or such lesser number of years in which Employee was eligible to receive a bonus) in which the Employee was eligible to receive a bonus.

f. This Agreement is intended to provide benefits to Executive upon a Change a Control only to the extent that such benefits are not already provided under applicable law or applicable provisions of the Managing Director Agreement, the Private Agreement, and the Consulting Agreement. The Italian Subsidiary or the German Subsidiary or both, as applicable, shall pay the Executive the amounts, if any, due under such terminated agreement or agreements upon a Change of Control, and the Company shall pay only the amounts described in this Section 2 to the extent such amounts exceed the amounts, if any, due under such agreements or applicable law. Upon payment of the amounts and performance of the obligations described in this Section 2, whether by the Company or its subsidiaries, neither the Company nor any of its subsidiaries shall have any further obligation to Executive under this Agreement or otherwise, including but not limited to any obligation
     Section  2  of  the  Private  Agreement  or  Section  5 of  the  Consulting
     Agreement.

3. Prohibited Practices.

During the term of Executive's employment hereunder, for a period of two years after such employment is terminated for any reason, in consideration of the compensation being paid to Executive hereunder, Executive shall:

(a) not solicit business from anyone who is or becomes an active or prospective customer of Company or its affiliates and with whom the Executive had dealt with or had material contact during his term of employment under this Agreement.

(b) not solicit for employment or hire any employee of Company or its affiliates that the Executive had contact with during his term of employment under this Agreement.

4. Non-Disclosure.

a. Protection of Trade Secrets. Executive acknowledges that during the course of his or her employment, Executive will have significant access to, and involvement with, the Company's Trade Secrets and Confidential Information. Executive agrees to maintain in strict confidence and, except as necessary to perform his or her duties for the Company, Executive agrees not to use or disclose any Trade Secrets of the Company during or after his or her employment. Executive agrees that the provisions of this subsection shall be deemed sufficient to protect Trade Secrets of third parties provided to the Company under an obligation of secrecy. As provided by Georgia statutes, "Trade Secret" shall mean any information (including, but not limited to, technical or non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, or a list of actual or potential customers) that: (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

b. Protection of Other Confidential Information. In addition, Executive agrees to maintain in strict confidence and, except as necessary to perform his or her duties for the Company, not to use or disclose any Confidential Information of the Company during his or her employment and for a period of 12 months following termination of Executive's employment. "Confidential Information" shall mean any internal, non-public information (other than Trade Secrets already addressed above) concerning (without limitation) the Company's financial position and results of operations (including revenues, assets, net income, etc.); annual and long-range business plans; product or service plans; marketing plans and methods; training, educational and administrative manuals; supplier information and purchase histories; customers or clients; personnel and salary information; and employee lists. Executive agrees that the provisions of this subsection shall be deemed sufficient to protect Confidential Information of third parties provided to the Company under an obligation of secrecy.

c. Rights to Work Product. Except as expressly provided in this Agreement, the Company alone shall be entitled to all benefits, profits and results arising from or incidental to Executive's performance of his or her job duties to the Company. To the greatest extent possible, any work product, property, data, invention, "know-how", documentation or information or materials prepared, conceived, discovered, developed or created by Executive in connection with performing his or her employment responsibilities during Executive's employment with the Company shall be deemed to be "work made for hire" as defined in the Copyright Act, 17 U.S.C.A. ss. 101 et seq., as amended, and owned exclusively and perpetually by the Company. Executive hereby unconditionally and irrevocably transfers and assigns to the Company all intellectual property or other rights, title and interest Executive may currently have (or in the future may have) by operation of law or otherwise in or to any work product. Executive agrees to execute and deliver to the Company any transfers, assignments, documents or other instruments which the Company may deem necessary or appropriate to vest complete and perpetual title and ownership of any work product and all associated rights exclusively in the Company. The Company shall have the right to adapt, change, revise, delete from, add to and/or rearrange the work product or any part thereof written or created by Executive, and to combine the same with other works to any extent, and to change or substitute the title thereof, and in this connection Executive hereby waives the "moral rights" of authors as that term is commonly understood throughout the world including, without limitation, any similar rights or principles of law which Executive may now or later have by virtue of the law of any locality, state, nation, treaty, convention or other source. Unless otherwise specifically agreed, Executive shall not be entitled to any additional compensation, beyond his or her salary, for any exercise by the Company of its rights set forth in the preceding sentence.

d. Return of Materials. Executive shall surrender to the Company, promptly upon its request and in any event upon termination of Executive's employment, all media, documents, notebooks, computer programs, handbooks, data files, models, samples, price lists, drawings, customer lists, prospect data, or other material of any nature whatsoever (in tangible or electronic form) in the Executive's possession or control, including all copies thereof, relating to the Company, its business, or its customers. Upon the request of the Company, employee shall certify in writing compliance with the foregoing requirement.

5. Severability.

It is the intention of the parties that if any of the restrictions or covenants contained herein is held to cover a geographic area or to be for a length of time or to apply to business activities which is not permitted by applicable law, or in any way construed to be too broad or to any extent invalid, such provision shall not be construed to be null, void and of no effect, but to the extent such provision would be valid or enforceable under applicable law, a court of competent jurisdiction shall construe and interpret or reform this Section to provide for a covenant having the maximum enforceable geographic area, time period and any other provisions (not greater than those contained herein) as shall be valid and as shall be valid and enforceable under such applicable law.

If any provision contained in this Section shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Section, but this Section shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

6. Waiver of Provisions

Failure of either party to insist, in one or more instances, on performance by the other in strict accordance with the terms and conditions of this Agreement shall not be deemed a waiver or relinquishment of any right granted hereunder or of the future performance of any such term or condition or of any other term of condition of this Agreement, unless such waiver's contained in a writing signed by the party against whom the waiver or relinquishment is sought to be enforced.

7. Notices.


Any notice or other communication to a party required or permitted hereunder shall be in a writing and shall be deemed sufficiently given when received by the party (regardless of the method of delivery), or if sent by registered or certified mail, postage and fees prepaid, addressed to the party as follows, on the third business day after mailing:

(a)  If to the Company: 3130 Gateway Drive Norcross, GA 30091

(b)  If to Executive: Residenza Aceri 332 Basiglio (MI) 20080 Italy

or in each case to such other address as the party may time to time designate in writing to the other party.

8. Enforcement.

In the event of any breach or threatened breach by Executive of any covenant contained in Sections 3 or 4 hereof, the resulting injuries to the Company would be difficult or impossible to estimate accurately, even though irreparable injury or damages would certainly result. Accordingly, an award of legal damages, if without other relief, would be inadequate to protect the Company. Executive, therefore, agrees that in the event of any such breach, the Company shall be entitled to obtain from a court of competent jurisdiction an injunction to restrain the breach or anticipated breach of any such covenant, and to obtain any other available legal, equitable, statutory, or contractual relief. Should the Company have cause to seek such relief, no bond shall be required from the Company, and Executive shall pay all attorney's fees and court costs which the Company may incur to the extent the Company prevails in its enforcement action.

9. Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia.

10. Modification and Amendment

This Agreement contains the sole and entire agreement between the parties and supersedes all prior discussions and agreements between the parties with respect to the matters addressed herein, and any such prior agreement shall, from and after the date hereof, be null and void. This Agreement and the attached Schedules shall not be modified or amended except by an instrument in writing signed by the parties hereto.

11. Parties Benefited

This Agreement shall insure to the benefit of, and be binding upon, Executive, his heirs, executors and administrators, and the Company, its subsidiaries, affiliates, and successors.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first mentioned above.


    IMMUCOR, INC.                              EXECUTIVE



    By:      /s/ Edward L. Gallup              By: /s/ Dr. Giochchino De Chirico
             Edward L. Gallup, President       Dr. Giochchino De Chirico

Exhibit 10.20

                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT, made and entered into as of this 13th day of October, 1998, by and between Immucor, Inc., a Georgia corporation with its executive offices at 3130 Gateway Drive, Norcross, Georgia 30091 (herein referred to as "Employer" or the "Company"), and Steven C. Ramsey, residing at 5710 Chestatee Landing Dr., Gainesville, Georgia 30506 (herein referred to as "Employee").


                                   WITNESSETH

         WHEREAS, the parties hereto desire to enter into an agreement for Employer's employment of Employee on the terms and conditions hereinafter states.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereby agree as follows:

1. Relationship Established

Employer hereby employs Employee as Vice President-Chief Financial Officer of Employer to perform the services and duties normally and customarily associated with Employee's position, such duties as specified in the Employer's bylaws, and such other duties as may from time to time be specified by the Employer's Board of Directors. Employee will be retained in this position during the term of his employment under this Employment Agreement, and hereby agrees to perform such services and duties in this capacity.

2. Extent of Services

Employee shall devote substantially all his business time, attention skill and efforts to the performance of his duties hereunder, and shall use his best efforts to promote the success of the Employer's business.

3. Term of Employment

Employee's employment hereunder shall commence on October 13, 1998 (hereinafter called the "Effective Date," and shall continue for a period of twelve (12) months, unless sooner terminated by the first to occur of the following:

(a) The death or complete disability of Employee. "Complete disability", as used herein, shall mean the inability of Employee, due to illness, accident or any other physical or mental incapacity, to perform the services provided for hereunder for an aggregate of 12 months during the term hereof.

(b) The discharge of Employee by Employer for Cause. Employee's discharge shall be "for Cause" if due to any of the following:

     (i)      Employee's dishonesty,
     (ii)     An act of defalcation committed by Employee,
     (iii)    Employee's   continuing   inability   or  refusal  to  perform
                  reasonable duties assigned to him hereunder (unless such refusal occurs following the occurrence of a Change of Control, as defined herein) or
     (iv)     Employee's moral turpitude.

     Disability because of illness or accident or any other physical or mental disability shall not constitute a basis for discharge for Cause.

(c) The discharge of Employee by Employer without Cause (which shall be deemed to have occurred if Employee's employment hereunder terminates under
     Section 7 hereof).

(d) At Employee's request and with the express prior written consent of Employer.

(e) At Employee's election upon 120 days notice (or such lesser notice as Employer may accept), without the express prior written consent of Employer.

(f) At the end of the term of the Agreement, or any extension thereof, if the either the Employer or Employee gives 60 days notice to the other of non-renewal of the Agreement.

If not sooner terminated under the provisions of Sections 3(a) through 3(f) above, the term of Employee's employment hereunder shall automatically renew for an additional period of twelve (12) months.

4. Compensation

(a) Subject to the provisions of Section 4(d), Employer will pay to Employee as base compensation for the services to be performed by him hereunder the base compensation specified on Schedule A attached hereto. Schedule A may be amended from time to time upon the parties' revision and re-execution thereof, whereupon the amended Schedule A shall be attached hereto; provided, however, the amended Schedule A shall be effective upon such re-execution, whether or not it is attached hereto.

(b) The Employee may be entitled to additional bonus compensation as may be determined by the Board of Directors of Employer from time to time, any such determination to be final, binding, conclusive on Employee and all other persons.

(c) In the event Employee's employment shall terminate under Section 3(c) hereof, the Employee shall be paid an amount equal to the Average Annual Compensation payable to Employee under Schedule A for the remainder of the term of this Agreement in accordance with the payment schedule set forth on Schedule A, to be paid over the remainder of the term of this Agreement following termination. For purposes of this Section, "Average Annual Compensation" shall mean the Employee's annual base compensation payable to Employee under Schedule A in accordance with the payment schedule set forth on Schedule A together with his Average Bonus. "Average Bonus" shall mean the average bonus paid to employee over the last two years in which the Employee was eligible to receive a bonus or such lesser number of years in which Employee was eligible to receive a bonus.

(d) In the event Employee's employment shall terminate under Section 3(a), 3(b), 3(d), 3(e) or 3(f) hereof, all of Employer's obligations to Employee hereunder will cease automatically and Employee shall only be entitled to compensation accrued through the date of termination.

5. Expenses

Employee shall be entitled to receive reimbursement for, or payment directly by the Employer of, all reasonable expenses incurred by Employee at the request of the Employer in the performance of his duties under this Agreement, provided that Employee accounts therefor in writing and that such expenses are ordinary and necessary business expenses of the Employer within the meaning of Section 162 of the Internal Revenue Code of 1986 as amended.

6. Insurance and Other Fringe Benefits

Employer will provide Employee with (a) health insurance, dental insurance, long-term disability insurance, paid vacations and other fringe benefits in the form and in dollar amounts substantially equivalent to the benefits provided to the Employer's other employees in a similar position and with similar responsibilities, and (b) life insurance for the benefit of the Employee and/or the Employer, as provided on Schedule B attached hereto. Schedule B may be amended from time to time upon the parties' revision and re-execution thereof, whereupon the amended Schedule B shall be attached hereto; provided, however, the amended Schedule B shall be effective upon such re-execution, whether or not it is attached hereto.

7. Termination of Employment Upon Sale or Change of Control of Employer's Business; Severance

(a) Notwithstanding anything to the contrary contained in this Agreement, either Employer or Employee may terminate Employee's employment hereunder if any of the following events occur:

     (i) Sale of Employer's Assets. The sale of all or substantially all of Employer's assets to a single purchaser or group of associated purchasers, whether in a single transaction or a series of related transactions.

     (ii) Sale of Employer's Shares. The sale, exchange, or other disposition, in one transaction, or in a series of related transactions, of twenty percent (20%) or more of Employer's outstanding shares of capital stock.

     (iii) Merger or Consolidation. The merger or consolidation of Employer in a transaction or series of transactions in which Employer's shareholders receive or retain less than fifty percent (50%) of the outstanding voting shares of the new or surviving corporation.

     (iv)         Other  Changes in  Control.  The  occurrence  of any change in
                  control  of  the  Employer   within  the  meaning  of  federal
                  securities law.

(b)  If, within 60 days after an event described in Sections  7(a)(i),  (a)(ii),
     (a)(iii) or (a)(iv) (a "Change of Control"), the Employee voluntarily terminates his employment with the Employer, or if within two years after a Change of Control Employer terminates Employee's employment (whether for Cause or without Cause) the Employer terminates Employee's employment, then Employer shall pay Employee (instead of the amount specified in Section 4(c), if any, but together with the amount specified in Section 7(d), if any) an amount equal to two times the Employee's Average Annual Compensation (as defined below), to be paid in a single payment at the time of termination. In consideration of such payment and his employment hereunder through the date of such termination, Employee agrees to remain bound by the provisions of this agreement which specifically relate to periods, activities or obligations upon or subsequent to the termination of Employee's employment.

(c) Upon a Change of Control, Employee's existing options under any Immucor Inc. (the "Company") option plan, including the Company's 1990 Stock Option Plan, the Company's 1995 Stock Option Plan, and the Company's 1998 Stock Option Plan, if any, shall immediately vest and become exercisable in full and shall remain exercisable for the full term stated in such option plan or in any stock option agreement between the Company and the Employee.

(d) If, within 60 days after a Change of Control, either the Employee voluntarily terminates his employment with the Employer or the Employer terminates Employee's employment other than for Cause, then Employer shall pay to Employee an outplacement assistance benefit for the purpose of assisting Employee with counseling, travel and other expenses related to finding new employment. Such amount shall be paid in cash in the amount specified on Schedule A attached hereto. Schedule A may be amended from time to time upon the parties' revision and re-execution thereof, whereupon the amended Schedule A shall be attached hereto; provided, however, the amended Schedule A shall be effective upon such re-execution, whether or not it is attached hereto.

(e) For purposes of this Section, "Average Annual Compensation" shall mean the Employee's annual base compensation payable to Employee under Schedule A in accordance with the payment schedule set forth on Schedule A together with his Average Bonus. "Average Bonus" shall mean the average of the bonuses paid to Employee over the last two years (or such lesser number of years in which Employee was eligible to receive a bonus) in which the Employee was eligible to receive a bonus.

8. Employer shall promptly reimburse Employee for any and all legal fees and expenses incurred by him as a result of a termination of employment described in Section 7(b), including without limitation all fees and expenses incurred to enforce the provisions of this Agreement.

9. Prohibited Practices.

During the term of Employee's employment hereunder, for a period of two years after such employment is terminated for any reason, in consideration of the compensation being paid to Employee hereunder, Employee shall:

(a) not solicit business from anyone who is or becomes an active or prospective customer of Employer or its affiliates and with whom the Employee had dealt with or had material contact during his term of employment under this Agreement.

(b) not solicit for employment or hire any employee of Employer or its affiliates that the Employee had contact with during his term of employment under this Agreement.

10. Non-Disclosure.

a. Protection of Trade Secrets. Employee acknowledges that during the course of his or her employment, Employee will have significant access to, and involvement with, the Company's Trade Secrets and Confidential Information. Employee agrees to maintain in strict confidence and, except as necessary to perform his or her duties for the Company, Employee agrees not to use or disclose any Trade Secrets of the Company during or after his or her employment. Employee agrees that the provisions of this subsection shall be deemed sufficient to protect Trade Secrets of third parties provided to the Company under an obligation of secrecy. As provided by Georgia statutes, "Trade Secret" shall mean any information (including, but not limited to, technical or non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, or a list of actual or potential customers) that: (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

b. Protection of Other Confidential Information. In addition, Employee agrees to maintain in strict confidence and, except as necessary to perform his or her duties for the Company, not to use or disclose any Confidential Information of the Company during his or her employment and for a period of 12 months following termination of Employee's employment. "Confidential Information" shall mean any internal, non-public information (other than Trade Secrets already addressed above) concerning (without limitation) the Company's financial position and results of operations (including revenues, assets, net income, etc.); annual and long-range business plans; product or service plans; marketing plans and methods; training, educational and administrative manuals; supplier information and purchase histories; customers or clients; personnel and salary information; and employee lists. Employee agrees that the provisions of this subsection shall be deemed sufficient to protect Confidential Information of third parties provided to the Company under an obligation of secrecy.

c. Rights to Work Product. Except as expressly provided in this Agreement, the Company alone shall be entitled to all benefits, profits and results arising from or incidental to Employee's performance of his or her job duties to the Company. To the greatest extent possible, any work product, property, data, invention, "know-how", documentation or information or materials prepared, conceived, discovered, developed or created by Employee in connection with performing his or her employment responsibilities during Employee's employment with the Company shall be deemed to be "work made for hire" as defined in the Copyright Act, 17 U.S.C.A. ss. 101 et seq., as amended, and owned exclusively and perpetually by the Company. Employee hereby unconditionally and irrevocably transfers and assigns to the Company all intellectual property or other rights, title and interest Employee may currently have (or in the future may have) by operation of law or otherwise in or to any work product. Employee agrees to execute and deliver to the Company any transfers, assignments, documents or other instruments which the Company may deem necessary or appropriate to vest complete and perpetual title and ownership of any work product and all associated rights exclusively in the Company. The Company shall have the right to adapt, change, revise, delete from, add to and/or rearrange the work product or any part thereof written or created by Employee, and to combine the same with other works to any extent, and to change or substitute the title thereof, and in this connection Employee hereby waives the "moral rights" of authors as that term is commonly understood throughout the world including, without limitation, any similar rights or principles of law which Employee may now or later have by virtue of the law of any locality, state, nation, treaty, convention or other source. Unless otherwise specifically agreed, Employee shall not be entitled to any additional compensation, beyond his or her salary, for any exercise by the Company of its rights set forth in the preceding sentence.

d. Return of Materials. Employee shall surrender to the Company, promptly upon its request and in any event upon termination of Employee's employment, all media, documents, notebooks, computer programs, handbooks, data files, models, samples, price lists, drawings, customer lists, prospect data, or other material of any nature whatsoever (in tangible or electronic form) in the Employee's possession or control, including all copies thereof, relating to the Company, its business, or its customers. Upon the request of the Company, employee shall certify in writing compliance with the foregoing requirement.

11. Severability.

It is the intention of the parties that if any of the restrictions or covenants contained herein is held to cover a geographic area or to be for a length of time or to apply to business activities which is not permitted by applicable law, or in any way construed to be too broad or to any extent invalid, such provision shall not be construed to be null, void and of no effect, but to the extent such provision would be valid or enforceable under applicable law, a court of competent jurisdiction shall construe and interpret or reform this Section to provide for a covenant having the maximum enforceable geographic area, time period and any other provisions (not greater than those contained herein) as shall be valid and as shall be valid and enforceable under such applicable law.

If any provision contained in this Section shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Section, but this Section shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

This agreement supercedes any prior agreement between Employer and Employee.

12. Waiver of Provisions

Failure of either party to insist, in one or more instances, on performance by the other in strict accordance with the terms and conditions of this Agreement shall not be deemed a waiver or relinquishment of any right granted hereunder or of the future performance of any such term or condition or of any other term of condition of this Agreement, unless such waiver's contained in a writing signed by the party against whom the waiver or relinquishment is sought to be enforced.

13. Notices

Any notice or other communication to a party required or permitted hereunder shall be in a writing and shall be deemed sufficiently given when received by the party (regardless of the method of delivery), or if sent by registered or certified mail, postage and fees prepaid, addressed to the party as follows, on the third business day after mailing:

(a)  If to Employer: 3130 Gateway Drive Norcross, GA 30091

(b)  If to Employee: 5710 Chestatee Landing Dr Gainesville, GA 30506

or in each case to such other address as the party may time to time designate in writing to the other party.

14. Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia.

15. Enforcement.

In the event of any breach or threatened breach by Employee of any covenant contained in Sections 9 or 10 hereof, the resulting injuries to the Company would be difficult or impossible to estimate accurately, even though irreparable injury or damages would certainly result. Accordingly, an award of legal damages, if without other relief, would be inadequate to protect the Company. Employee, therefore, agrees that in the event of any such breach, the Company shall be entitled to obtain from a court of competent jurisdiction an injunction to restrain the breach or anticipated breach of any such covenant, and to obtain any other available legal, equitable, statutory, or contractual relief. Should the Company have cause to seek such relief, no bond shall be required from the Company, and Employee shall pay all attorney's fees and court costs which the Company may incur to the extent the Company prevails in its enforcement action.

16. Entire Agreement; Modification and Amendment

This Agreement contains the sole and entire agreement between the parties and supersedes all prior discussions and agreements between the parties with respect to the matters addressed herein, and any such prior agreement shall, from and after the date hereof, be null and void. This Agreement and the attached Schedules shall not be modified or amended except by an instrument in writing signed by the parties hereto.

17. Parties Benefited.

This Agreement shall insure to the benefit of, and be binding upon, Employee, his heirs, executors and administrators, and Employer, its subsidiaries, affiliates, and successors.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first mentioned above.


         IMMUCOR, INC.                            EMPLOYEE



         By:   /s/ Edward L. Gallup               By:  /s/ Steven C. Ramsey
               Edward L. Gallup, President

                                   SCHEDULE A


EMPLOYMENT AGREEMENT DATED OCTOBER 13, 1998 BY AND BETWEEN IMMUCOR, INC. AND STEVEN C. RAMSEY

Base compensation: $175,000.00 a year payable in 26 installments every two weeks.

Outplacement Assistance Benefit: $15,000.00.




Immucor, Inc.                                        Employee



By:  /s/ Edward L. Gallup                   By:     /s/ Steven C. Ramsey
         Edward L. Gallup, President


Date:   October 13, 1998                    Date:  October 13, 1998



(This Schedule A supersedes and replaces any Schedule A previously executed by the parties hereto.)

                                   SCHEDULE B


EMPLOYMENT AGREEMENT DATED AUGUST 1, 1998 BY AND BETWEEN IMMUCOR, INC. AND STEVEN C. RAMSEY


Life Insurance for the Benefit of Employer: N/A

Insured:

Face Amount:  $

Owner of Policy:  Employer

Policy Number:

Insurance Company:

Life Insurance for the Benefit of Employee:

Insured: Premium reimbursement of $2,500.00 annually.

Face Amount:  $

Owner of Policy:  Employee

Policy Number:

Insurance Company:


Immucor, Inc.                                             Employee



By:  /s/ Edward L. Gallup                   By:     /s/ Steven C. Ramsey
         Edward L. Gallup, President


Date:   October 13, 1998                    Date:  October 13, 1998

(This Schedule B supersedes and replaces any Schedule B previously executed by the parties hereto.)

Exhibit 10.22


                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT, made and entered into as of this 13th day of October, 1998, by and between Immucor, Inc., a Georgia corporation with its executive offices at 3130 Gateway Drive, Norcross, Georgia 30091 (herein referred to as "Employer" or the "Company"), and Patrick D. Waddy, residing at 10 Homecrest Terrace Halifax, N.S.
B3N1Y4 (herein referred to as "Employee").


                                   WITNESSETH

         WHEREAS, the parties hereto desire to enter into an agreement for Employer's employment of Employee on the terms and conditions hereinafter states.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereby agree as follows:

1. Relationship Established

Employer  hereby  employs  Employee as  President  of its  Dominion  Biologicals
subsidiary to perform the services and duties normally and customarily associated with Employee's position, such duties as specified in the Employer's bylaws, and such other duties as may from time to time be specified by the Employer's Board of Directors. Employee will be retained in this position during the term of his employment under this Employment Agreement, and hereby agrees to perform such services and duties in this capacity.

2. Extent of Services

Employee shall devote substantially all his business time, attention skill and efforts to the performance of his duties hereunder, and shall use his best efforts to promote the success of the Employer's business.

3. Term of Employment

Employee's employment hereunder shall commence on October 13, 1998 (hereinafter called the "Effective Date," and shall continue for a period of twelve (12) months, unless sooner terminated by the first to occur of the following:

(a) The death or complete disability of Employee. "Complete disability", as used herein, shall mean the inability of Employee, due to illness, accident or any other physical or mental incapacity, to perform the services provided for hereunder for an aggregate of 12 months during the term hereof.

(b) The discharge of Employee by Employer for Cause. Employee's discharge shall be "for Cause" if due to any of the following:

     (i)      Employee's dishonesty,
     (ii)     An act of defalcation committed by Employee,
     (iii)    Employee's   continuing   inability   or  refusal  to  perform
                  reasonable duties assigned to him hereunder (unless such refusal occurs following the occurrence of a Change of Control, as defined herein) or
     (iv)     Employee's moral turpitude.

     Disability because of illness or accident or any other physical or mental disability shall not constitute a basis for discharge for Cause.

(c) The discharge of Employee by Employer without Cause (which shall be deemed to have occurred if Employee's employment hereunder terminates under
     Section 7 hereof).

(d) At Employee's request and with the express prior written consent of Employer.

(e) At Employee's election upon 120 days notice (or such lesser notice as Employer may accept), without the express prior written consent of Employer.

(f) At the end of the term of the Agreement, or any extension thereof, if the either the Employer or Employee gives 60 days notice to the other of non-renewal of the Agreement.

If not sooner terminated under the provisions of Sections 3(a) through 3(f) above, the term of Employee's employment hereunder shall automatically renew for an additional period of twelve (12) months.

4.   Compensation

(a) Subject to the provisions of Section 4(d), Employer will pay to Employee as base compensation for the services to be performed by him hereunder the base compensation specified on Schedule A attached hereto. Schedule A may be amended from time to time upon the parties' revision and re-execution thereof, whereupon the amended Schedule A shall be attached hereto; provided, however, the amended Schedule A shall be effective upon such re-execution, whether or not it is attached hereto.

(b) The Employee may be entitled to additional bonus compensation as may be determined by the Board of Directors of Employer from time to time, any such determination to be final, binding, conclusive on Employee and all other persons.

(c) In the event Employee's employment shall terminate under Section 3(c) hereof, the Employee shall be paid an amount equal to the Average Annual Compensation payable to Employee under Schedule A for the remainder of the term of this Agreement in accordance with the payment schedule set forth on Schedule A, to be paid over the remainder of the term of this Agreement following termination. For purposes of this Section, "Average Annual Compensation" shall mean the Employee's annual base compensation payable to Employee under Schedule A in accordance with the payment schedule set forth on Schedule A together with his Average Bonus. "Average Bonus" shall mean the average bonus paid to employee over the last two years in which the Employee was eligible to receive a bonus or such lesser number of years in which Employee was eligible to receive a bonus.

(d) In the event Employee's employment shall terminate under Section 3(a), 3(b), 3(d), 3(e) or 3(f) hereof, all of Employer's obligations to Employee hereunder will cease automatically and Employee shall only be entitled to compensation accrued through the date of termination.

5. Expenses

Employee shall be entitled to receive reimbursement for, or payment directly by the Employer of, all reasonable expenses incurred by Employee at the request of the Employer in the performance of his duties under this Agreement, provided that Employee accounts therefor in writing and that such expenses are ordinary and necessary business expenses of the Employer within the meaning of Section 162 of the Internal Revenue Code of 1986 as amended.

6. Insurance and Other Fringe Benefits

Employer will provide Employee with (a) health insurance, dental insurance, long-term disability insurance, paid vacations and other fringe benefits in the form and in dollar amounts substantially equivalent to the benefits provided to the Employer's other employees in a similar position and with similar responsibilities, and (b) life insurance for the benefit of the Employee and/or the Employer, as provided on Schedule B attached hereto. Schedule B may be amended from time to time upon the parties' revision and re-execution thereof, whereupon the amended Schedule B shall be attached hereto; provided, however, the amended Schedule B shall be effective upon such re-execution, whether or not it is attached hereto.

7. Termination of Employment Upon Sale or Change of Control of Employer's Business; Severance

(a) Notwithstanding anything to the contrary contained in this Agreement, either Employer or Employee may terminate Employee's employment hereunder if any of the following events occur:

     (i) Sale of Employer's Assets. The sale of all or substantially all of Employer's assets to a single purchaser or group of associated purchasers, whether in a single transaction or a series of related transactions.

     (ii) Sale of Employer's Shares. The sale, exchange, or other disposition, in one transaction, or in a series of related transactions, of twenty percent (20%) or more of Employer's outstanding shares of capital stock.

     (iii) Merger or Consolidation. The merger or consolidation of Employer in a transaction or series of transactions in which Employer's shareholders receive or retain less than fifty percent (50%) of the outstanding voting shares of the new or surviving corporation.

     (iv)         Other  Changes in  Control.  The  occurrence  of any change in
                  control  of  the  Employer   within  the  meaning  of  federal
                  securities law.

(b)  If, within 60 days after an event described in Sections  7(a)(i),  (a)(ii),
     (a)(iii) or (a)(iv) (a "Change of Control"), the Employee voluntarily terminates his employment with the Employer, or if within two years after a Change of Control Employer terminates Employee's employment (whether for Cause or without Cause) the Employer terminates Employee's employment, then Employer shall pay Employee (instead of the amount specified in Section 4(c), if any, but together with the amount specified in Section 7(d), if any) an amount equal to two times the Employee's Average Annual Compensation (as defined below), to be paid in a single payment at the time of termination. In consideration of such payment and his employment hereunder through the date of such termination, Employee agrees to remain bound by the provisions of this agreement which specifically relate to periods, activities or obligations upon or subsequent to the termination of Employee's employment.

(c) Upon a Change of Control, Employee's existing options under any Immucor Inc. (the "Company") option plan, including the Company's 1990 Stock Option Plan, the Company's 1995 Stock Option Plan, and the Company's 1998 Stock Option Plan, if any, shall immediately vest and become exercisable in full and shall remain exercisable for the full term stated in such option plan or in any stock option agreement between the Company and the Employee.

(d) If, within 60 days after a Change of Control, either the Employee voluntarily terminates his employment with the Employer or the Employer terminates Employee's employment other than for Cause, then Employer shall pay to Employee an outplacement assistance benefit for the purpose of assisting Employee with counseling, travel and other expenses related to finding new employment. Such amount shall be paid in cash in the amount specified on Schedule A attached hereto. Schedule A may be amended from time to time upon the parties' revision and re-execution thereof, whereupon the amended Schedule A shall be attached hereto; provided, however, the amended Schedule A shall be effective upon such re-execution, whether or not it is attached hereto.

(e) For purposes of this Section, "Average Annual Compensation" shall mean the Employee's annual base compensation payable to Employee under Schedule A in accordance with the payment schedule set forth on Schedule A together with his Average Bonus. "Average Bonus" shall mean the average of the bonuses paid to Employee over the last two years (or such lesser number of years in which Employee was eligible to receive a bonus) in which the Employee was eligible to receive a bonus.

8. Employer shall promptly reimburse Employee for any and all legal fees and expenses incurred by him as a result of a termination of employment described in Section 7(b), including without limitation all fees and expenses incurred to enforce the provisions of this Agreement.

9. Prohibited Practices.

During the term of Employee's employment hereunder, for a period of two years after such employment is terminated for any reason, in consideration of the compensation being paid to Employee hereunder, Employee shall:

(a) not solicit business from anyone who is or becomes an active or prospective customer of Employer or its affiliates and with whom the Employee had dealt with or had material contact during his term of employment under this Agreement.

(b) not solicit for employment or hire any employee of Employer or its affiliates that the Employee had contact with during his term of employment under this Agreement.

10. Non-Disclosure.

a. Protection of Trade Secrets. Employee acknowledges that during the course of his or her employment, Employee will have significant access to, and involvement with, the Company's Trade Secrets and Confidential Information. Employee agrees to maintain in strict confidence and, except as necessary to perform his or her duties for the Company, Employee agrees not to use or disclose any Trade Secrets of the Company during or after his or her employment. Employee agrees that the provisions of this subsection shall be deemed sufficient to protect Trade Secrets of third parties provided to the Company under an obligation of secrecy. As provided by Georgia statutes, "Trade Secret" shall mean any information (including, but not limited to, technical or non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, or a list of actual or potential customers) that: (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

b. Protection of Other Confidential Information. In addition, Employee agrees to maintain in strict confidence and, except as necessary to perform his or her duties for the Company, not to use or disclose any Confidential Information of the Company during his or her employment and for a period of 12 months following termination of Employee's employment. "Confidential Information" shall mean any internal, non-public information (other than Trade Secrets already addressed above) concerning (without limitation) the Company's financial position and results of operations (including revenues, assets, net income, etc.); annual and long-range business plans; product or service plans; marketing plans and methods; training, educational and administrative manuals; supplier information and purchase histories; customers or clients; personnel and salary information; and employee lists. Employee agrees that the provisions of this subsection shall be deemed sufficient to protect Confidential Information of third parties provided to the Company under an obligation of secrecy.

c. Rights to Work Product. Except as expressly provided in this Agreement, the Company alone shall be entitled to all benefits, profits and results arising from or incidental to Employee's performance of his or her job duties to the Company. To the greatest extent possible, any work product, property, data, invention, "know-how", documentation or information or materials prepared, conceived, discovered, developed or created by Employee in connection with performing his or her employment responsibilities during Employee's employment with the Company shall be deemed to be "work made for hire" as defined in the Copyright Act, 17 U.S.C.A. ss. 101 et seq., as amended, and owned exclusively and perpetually by the Company. Employee hereby unconditionally and irrevocably transfers and assigns to the Company all intellectual property or other rights, title and interest Employee may currently have (or in the future may have) by operation of law or otherwise in or to any work product. Employee agrees to execute and deliver to the Company any transfers, assignments, documents or other instruments which the Company may deem necessary or appropriate to vest complete and perpetual title and ownership of any work product and all associated rights exclusively in the Company. The Company shall have the right to adapt, change, revise, delete from, add to and/or rearrange the work product or any part thereof written or created by Employee, and to combine the same with other works to any extent, and to change or substitute the title thereof, and in this connection Employee hereby waives the "moral rights" of authors as that term is commonly understood throughout the world including, without limitation, any similar rights or principles of law which Employee may now or later have by virtue of the law of any locality, state, nation, treaty, convention or other source. Unless otherwise specifically agreed, Employee shall not be entitled to any additional compensation, beyond his or her salary, for any exercise by the Company of its rights set forth in the preceding sentence.

d. Return of Materials. Employee shall surrender to the Company, promptly upon its request and in any event upon termination of Employee's employment, all media, documents, notebooks, computer programs, handbooks, data files, models, samples, price lists, drawings, customer lists, prospect data, or other material of any nature whatsoever (in tangible or electronic form) in the Employee's possession or control, including all copies thereof, relating to the Company, its business, or its customers. Upon the request of the Company, employee shall certify in writing compliance with the foregoing requirement.

11. Severability.

It is the intention of the parties that if any of the restrictions or covenants contained herein is held to cover a geographic area or to be for a length of time or to apply to business activities which is not permitted by applicable law, or in any way construed to be too broad or to any extent invalid, such provision shall not be construed to be null, void and of no effect, but to the extent such provision would be valid or enforceable under applicable law, a court of competent jurisdiction shall construe and interpret or reform this Section to provide for a covenant having the maximum enforceable geographic area, time period and any other provisions (not greater than those contained herein) as shall be valid and as shall be valid and enforceable under such applicable law.

If any provision contained in this Section shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Section, but this Section shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

This agreement supercedes any prior employment agreement between Employer and Employee.

12. Waiver of Provisions

Failure of either party to insist, in one or more instances, on performance by the other in strict accordance with the terms and conditions of this Agreement shall not be deemed a waiver or relinquishment of any right granted hereunder or of the future performance of any such term or condition or of any other term of condition of this Agreement, unless such waiver's contained in a writing signed by the party against whom the waiver or relinquishment is sought to be enforced.

13. Notices

Any notice or other communication to a party required or permitted hereunder shall be in a writing and shall be deemed sufficiently given when received by the party (regardless of the method of delivery), or if sent by registered or certified mail, postage and fees prepaid, addressed to the party as follows, on the third business day after mailing:

(a)  If to Employer: 3130 Gateway Drive Norcross, GA 30091

(b)  If to Employee: 10 Homecrest Terrace Halifax, NS B3N1Y4

or in each case to such other address as the party may time to time designate in writing to the other party.

14. Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia.

15. Enforcement.

In the event of any breach or threatened breach by Employee of any covenant contained in Sections 9 or 10 hereof, the resulting injuries to the Company would be difficult or impossible to estimate accurately, even though irreparable injury or damages would certainly result. Accordingly, an award of legal damages, if without other relief, would be inadequate to protect the Company. Employee, therefore, agrees that in the event of any such breach, the Company shall be entitled to obtain from a court of competent jurisdiction an injunction to restrain the breach or anticipated breach of any such covenant, and to obtain any other available legal, equitable, statutory, or contractual relief. Should the Company have cause to seek such relief, no bond shall be required from the Company, and Employee shall pay all attorney's fees and court costs which the Company may incur to the extent the Company prevails in its enforcement action.

16. Entire Agreement; Modification and Amendment

This Agreement contains the sole and entire agreement between the parties and supersedes all prior discussions and agreements between the parties with respect to the matters addressed herein, and any such prior agreement shall, from and after the date hereof, be null and void. This Agreement and the attached Schedules shall not be modified or amended except by an instrument in writing signed by the parties hereto.

17. Parties Benefited.

This Agreement shall insure to the benefit of, and be binding upon, Employee, his heirs, executors and administrators, and Employer, its subsidiaries, affiliates, and successors.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first mentioned above.


         IMMUCOR, INC.                          EMPLOYEE



         By:  /s/ Edward L. Gallup              By: /s/ Patrick D. Waddy
         Edward L. Gallup, President

                                   SCHEDULE A


EMPLOYMENT AGREEMENT DATED OCTOBER 13, 1998 BY AND BETWEEN IMMUCOR, INC. AND PATRICK D. WADDY


Base   compensation:   CDN$100,000.00   a  year   payable  in  24   installments
semi-monthly.

Outplacement Assistance Benefit: US$15,000.00.




Immucor, Inc.                                    Employee



By:  /s/ Edward L. Gallup                 By:  /s/ Patrick D. Waddy
         Edward L. Gallup, President


Date:    October 13, 1998                 Date:  October 13, 1998




(This Schedule A supersedes and replaces any Schedule A previously executed by the parties hereto.)

                                                    SCHEDULE B


EMPLOYMENT AGREEMENT DATED OCTOBER 13, 1998 BY AND BETWEEN IMMUCOR, INC. AND PATRICK D. WADDY


Life Insurance for the Benefit of Employer: N/A

Insured:

Face Amount:  $

Owner of Policy:  Employer

Policy Number:

Insurance Company:

Life Insurance for the Benefit of Employee:

Insured: Premium reimbursement of US$2,500.00 annually.

Face Amount:  $

Owner of Policy:  Employee

Policy Number:

Insurance Company:


Immucor, Inc.                                     Employee



By:  /s/ Edward L. Gallup                 By:  /s/ Patrick D. Waddy
         Edward L. Gallup, President


Date:    October 13, 1998                 Date:  October 13, 1998


(This Schedule B supersedes and replaces any Schedule B previously executed by the parties hereto.)